JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated April 6, 2006 (including amendments thereto) with respect to the Common Stock of S1 Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: April 6, 2006

STARBOARD VALUE AND                     RAMIUS MASTER FUND, LTD
OPPORTUNITY MASTER FUND LTD.            By: Ramius Advisors, LLC
                                            its investment manager
PARCHE, LLC                             By: Ramius Capital Group, L.L.C.
By: Admiral Advisors, LLC,                  its managing member
    its managing member
                                        ADMIRAL ADVISORS, LLC
RCG AMBROSE MASTER FUND, LTD.           By: Ramius Capital Group, L.L.C.,
By: Ramius Capital Group, L.L.C.,           its managing member
    its investment manager
By: C4S & Co., L.L.C.,                  RAMIUS ADVISORS, LLC
    its managing member                 By: Ramius Capital Group, L.L.C.,
                                            its managing member
RCG HALIFAX FUND, LTD.
By: Ramius Capital Group, L.L.C.,       RAMIUS CAPITAL GROUP, L.L.C.
    its investment manager              By: C4S & Co., L.L.C.,
By: C4S & Co., L.L.C.,                      as managing member
    its managing member
                                        C4S & CO., L.L.C.


                           By: /s/ Jeffrey M. Solomon
                               -----------------------
                           Name: Jeffrey M. Solomon
                           Title: Authorized Signatory


/s/ Jeffrey M. Solomon
-----------------------------------
JEFFREY M. SOLOMON

Individually and as attorney-in-fact for
Peter A. Cohen, Morgan B. Stark and
Thomas W. Strauss

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By: Barington Companies Investors, LLC,
    its general partner


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: Managing Member


BARINGTON COMPANIES INVESTORS, LLC


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: Managing Member


/s/ James A. Mitarotonda
-----------------------------------
James A. Mitarotonda


BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: President


BARINGTON INVESTMENTS, L.P.
By: Barington Companies Advisors, LLC,
    its general partner


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory


BARINGTON COMPANIES ADVISORS, LLC


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By: LNA Capital Corp.,
    its general partner


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer


LNA CAPITAL CORP.


By: /s/ James A. Mitarotonda
    -------------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer


ARCADIA PARTNERS, L.P.
By: Arcadia Capital Management, LLC,
    its general partner


By: /s/ Richard Rofe
    -------------------------------
Name:  Richard Rofe
Title: Sole Member


ARCADIA CAPITAL MANAGEMENT, LLC


By: /s/ Richard Rofe
    -------------------------------
Name:  Richard Rofe
Title: Sole Member


/s/ Richard Rofe
-----------------------------------
Richard Rofe


/s/ Jeffrey D. Glidden
-----------------------------------
Jeffrey D. Glidden


/s/ Jeffrey C. Smith
-----------------------------------
Jeffrey C. Smith


/s/ William J. Fox
-----------------------------------
William J. Fox


/s/ Edward Terino
-----------------------------------
Edward Terino